JPMORGAN TRUST I

JPMorgan Access Funds

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

Supplement dated March 31, 2011

to the Summary Prospectuses dated November 1, 2010, as supplemented

Effective April 1, 2011, the portfolio manager information for each Fund in the section titled “Management” in each Fund’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-ACCESS-311